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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 14, 2006 (June 8, 2006)
Pharmion Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50447	84-1521333

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2525 28th Street, Boulder, Colorado		80301

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 720-564-9100
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex. 10.1 - 2006 Employee Stock Purchase Plan
Ex. 10.2 - Offering Document under 2006 Employee Stock Purchase Plan
Ex. 10.3 - Amended and Restated 2001 Non-Employee Director Stock Option Plan
Ex. 10.4 - Amended and Restated 2000 Stock Incentive Plan
Ex. 99.1 - Press Release

INFORMATION TO BE INCLUDED IN THE REPORT
Item 1.01 Entry into a Material Definitive Agreement.
Adoption of Employee Stock Purchase Plan
     On June 8, 2006, the stockholders of Pharmion Corporation, a Delaware corporation (the “Company”) approved the Company’s 2006 Employee Stock Purchase Plan (the “Purchase Plan”). The Purchase Plan was adopted by the Company’s Board of Directors (the “Board”) on April 27, 2006, subject to its approval by the stockholders of the Company. The following description of the Plan is qualified in its entirety by reference to the Purchase Plan and Offering document under the Purchase Plan, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.
     There are 1,000,000 shares of common stock reserved for issuance under the Purchase Plan. All of the approximately 184 full-time U.S. employees of the Company are eligible to participate in the Purchase Plan after an initial period of employment set by the Board. The purpose of the Purchase Plan is to provide a means by which certain employees may be given an opportunity to purchase common stock of the Company through payroll deductions, to attract, motivate, and retain the services of those individuals, and to provide incentives for those persons to exert maximum efforts toward the success of the Company. The rights to purchase common stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”).
          Administration. The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the purchase rights granted there under. The Board has the power, subject to the provisions of the Purchase Plan, to determine the provisions of each offering of rights to purchase the Company’s common stock, and whether employees of any subsidiary companies will be eligible to participate in the Purchase Plan. The Board has the power to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. The Board has delegated full power and authority to administer the Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the “Board” refers to the Compensation Committee of the Board as well as to the Board itself.
          Stock Subject to Purchase Plan. The Board authorized the issuance of 1,000,000 shares of common stock pursuant to purchase rights granted to eligible employees under the Purchase Plan.
          Offering Periods. Shares of common stock are offered under the Purchase Plan through a series of offering periods of such duration as determined by the Board, provided that in no event may an offering period exceed 27 months. Each offering period consists of one or more purchase dates as determined by the Board prior to the commencement of that offering period. The Board has the authority to alter the duration of subsequent offering periods or change the number of purchase dates within each such offering period. When an eligible employee elects to join an offering period, he or she is granted a purchase right to acquire shares of common stock on each purchase date within the offering period. On the purchase date, all payroll deductions collected from the participant are automatically applied to the purchase of common stock, subject to certain limitations. The first offering period under the Purchase Plan will begin on August 1, 2006 and will end on January 31, 2007. Thereafter, unless changed by the Board, each offering will last six months with a single purchase date on the last business day of the offering period.
          Eligibility. Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or any subsidiary companies designated by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the employ of the Company or any subsidiary for such continuous period preceding the first day of the offering period as the Board may require, but in no event may the required period of continuous employment be greater than two years. The Board may provide that employees who become eligible to participate after the offering period begins nevertheless may enroll in the offering. The Board may provide in any offering that certain employees who are “highly compensated” as defined in the Code are not eligible to participate in the Purchase Plan.

     As of April 27, 2006, the Board has provided that only direct employees of the Company and its U.S. subsidiaries, if any, will be permitted to participate in an offering. Employees of foreign subsidiaries are currently excluded from participation in an offering. However, the Board may permit such employees to participate in future offerings, subject to compliance with foreign securities and tax laws.
     No employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any of the Company’s subsidiary corporations (including any stock which such employee may purchase under all outstanding purchase rights and options). In addition, no employee may purchase more than $25,000 worth of the Company’s common stock (valued at the time each purchase right is granted) for each calendar year during which those purchase rights are outstanding. In addition, the Board may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all employees pursuant to any offering.
          Participation in the Plan. Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the beginning of the offering period, an agreement authorizing payroll deductions of up to 20% of such employees’ compensation during the offering period. The Board has set this limit at 10% of compensation for the initial offering.
          Purchase Price. The purchase price per share at which shares of common stock are sold on each purchase date during an offering period is the lower of (a) 85% of the fair market value per share of common stock on the first day of the offering, or (b) 85% of the fair market value per share of common stock on the purchase date. However, in the event the Board provides that employees who become eligible to participate after the offering period begins may participate in such offering, the purchase price per share for such employees is the lower of (a) 85% of the fair market value per share of common stock on the day such employees began participating in the purchase plan, or (b) 85% of the fair market value per share of common stock on the purchase date.
          Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is funded by payroll deductions accumulated over the offering period. To the extent provided in the offering, a participant may begin such payroll deductions after the beginning of such offering. At any time during the offering, a participant may reduce (including to zero) or increase his or her payroll deductions as the Board provides in the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the Company’s general funds, except where applicable law requires that the payroll deductions be deposited with a third party. A participant may make additional payments into such account only as specifically provided for in the offering and only if the participant has not exceeded certain limitations under the Purchase Plan or such offering period. As of April 27, 2006, the Board has provided that employees may not increase or decrease withholding amounts during the course of an offering except to withdraw completely from the offering.
          Purchase of Stock. By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board may specify a maximum number of shares of common stock an employee may purchase and the maximum aggregate number of shares of common stock that may be purchased by all participants in such offering. If the aggregate number of shares to be purchased upon exercise of outstanding purchase rights in the offering would exceed the maximum aggregate number of shares of common stock available, the Board will make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the next purchase date at the applicable price. See “Withdrawal” below.
          Withdrawal. Participants may withdraw from a given offering period by delivering a notice of withdrawal and terminating their payroll deductions. Such withdrawal may occur at any time prior to the end of an offering except as otherwise provided by the Board. Upon such withdrawal, the Company will refund accumulated payroll deductions without interest to the employee, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in subsequent offerings under the Purchase Plan.

          Termination of Employment. Purchase rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of employment or other lack of eligibility, and the Company will refund all accumulated payroll deductions to the terminated employee (reduced to the extent, if any, such deductions have been used to purchase shares of common stock for such employee) without interest.
          Restrictions on Transfer. Purchase rights granted under the Purchase Plan are not transferable other than by will or the laws of descent and distribution, or by a beneficiary designation, and during the participant’s lifetime may be exercised only by such participant.
          Changes in Capitalization. In the event that there is any change to the outstanding common stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), appropriate adjustments will be made to (a) the class(es) and maximum number of shares of common stock subject to the Purchase Plan and (b) the class(es) and number of shares and price per share in effect under each outstanding purchase right.
          Effect of Certain Corporate Transactions. In the event of certain corporate transactions, any surviving or acquiring corporation may continue or assume purchase rights outstanding under the Purchase Plan or may substitute similar purchase rights (including a right to acquire the same consideration paid to stockholders in the corporate transaction) for those outstanding under the Purchase Plan. If the surviving or acquiring corporation does not continue or assume such rights or substitute similar rights, then the participants’ accumulated payroll deductions will be applied to the purchase of shares of common stock within five business days prior to the corporate transaction under the ongoing offering, and such purchase rights will terminate immediately thereafter.
     A corporate transaction means the occurrence of any one or more of the following events: (i) the Company is merged or consolidated with another corporation or entity such that after such merger or consolidation the Company is not the surviving entity or the ultimate parent of the surviving entity; (ii) all or substantially all of the assets of the Company or the common stock of the Company are acquired by another person or entity; or (iii) the reorganization or liquidation of the Company.
          Termination and Amendment. The Board may suspend or terminate the Purchase Plan at any time. However, rights and obligations under any purchase rights granted while the Purchase Plan is in effect shall not be impaired by any suspension or termination of the Purchase Plan, except as expressly provided in the Purchase Plan or with the consent of the person to whom such purchase rights were granted, or except as necessary to satisfy the requirements of any applicable laws. Unless sooner terminated, the Purchase Plan will terminate on April 26, 2016.
     The Board may amend the Purchase Plan or the terms of one or more offerings at any time. No material amendment of the Purchase Plan shall be effective unless approved by the stockholders, if stockholder approval is necessary for the Purchase Plan to satisfy the requirements of Section 423 of the Code or other applicable laws. The Board may, without shareholder approval, change the terms of an offering under the Plan within the parameters allowed by the Plan.
     Purchase rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such purchase rights were granted or except as necessary to comply with applicable laws.
Amendment and Restatement of 2001 Non-Employee Director Stock Option Plan
          On June 8, 2006, the Board amended and restated the Company’s Amended and Restated 2001 Non-Employee Director Stock Option Plan (the “Director Plan”) to increase the automatic annual grant to each Company non-employee director of an option to purchase shares of Company common stock from 5,000 shares to 7,500 shares. The Director Plan, as amended and restated, is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Amendment and Restatement of 2000 Stock Incentive Plan
          On February 9, 2006, the Board authorized amendments (the “Amendments”) to the Company’s 2000 Stock Incentive Plan (the “Option Plan”) to provide that, effective on the date immediately following the grant date of the stock options to be awarded under the Option Exchange Program approved by the Board on even date therewith, neither the Board nor any committee thereto shall have the authority to: (i) reprice any outstanding stock awards under the Option Plan, or (ii) cancel and re-grant any outstanding stock awards under the Option Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event. The Amendments were previously disclosed on Form 8-K (File No. 000-50447), filed with the Securities and Exchange Commission on February 15, 2006. The grant date of the stock options awarded under the Option Exchange Program was May 23, 2006, and the Amendments became effective on May 24, 2006. The Option Plan, as amended and restated, is attached hereto as Exhibit 10.4 and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
          On June 13, 2006, we issued a press release relating to the U.S. Food and Drug Administration’s acceptance for filing and establishment of a six month review goal for the Company’s new drug application supplement to add IV administration to instructions in the prescribing information for our demethylating agent, Vidaza™. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
          In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 and attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
10.1	2006 Employee Stock Purchase Plan

10.2	Offering Document under 2006 Employee Stock Purchase Plan

10.3	Amended and Restated 2001 Non-Employee Director Stock Option Plan

10.4	Amended and Restated 2000 Stock Incentive Plan

99.1	Press Release, dated June 13, 2006, entitled “Pharmion Corporation Announces FDA Acceptance of Vidaza NDA Supplement for IV Administration for Filing and Grants Six Month Review Goal”
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, discussion relative to markets for our products and trends in revenue, gross margins and anticipated expense levels, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect” and “intend” and other similar expressions. All statements regarding our expected financial position and operating results, business strategy, financing plans, forecast trends relating to our industry are forward-looking statements. These forward-looking statements are subject to business and economic risks and uncertainties, and our actual results of operations may differ materially from those contained in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those factors set forth under “Risk Factors” in our annual report on Form 10-K for the quarter and fiscal year ended December 31, 2005. As a result, you should not place undue reliance on these forward-looking statements. We undertake no obligation to revise these forward-looking statements to reflect future events or developments.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated June 14, 2006

PHARMION CORPORATION

By:	/s/ Erle T. Mast

Erle T. Mast
Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	2006 Employee Stock Purchase Plan

10.2	Offering Document under 2006 Employee Stock Purchase Plan

10.3	Amended and Restated 2001 Non-Employee Director Stock Option Plan

10.4	Amended and Restated 2000 Stock Incentive Plan

99.1	Press Release, dated June 13, 2006, entitled “Pharmion Corporation Announces FDA Acceptance of Vidaza NDA Supplement for IV Administration for Filing and Grants Six Month Review Goal”